UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 17, 2014


                        LEGACY TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                     000-50294               84-1426725
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(State or other jurisdiction        (Commission File         (IRS Employer
     of incorporation)                  Number)           Identification Number)


                    7609 RALSTON ROAD, ARVADA, COLORADO 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 422-8127
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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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Pursuant to a Special Board of Directors  Meeting on December 17, 2014,  Charles
Youngren was removed as Chief Operating Officer of the Company for failure to perform. The Company concurrently rescinded the Amended Plan of Reorganization and Share Exchange Agreement dated as of November 21, 2013 by and between Legacy Technology Holdings, Inc. and Genomics Integrated Wellness Systems, Inc. ("GIWS") and its shareholders for failure to perform according to mutually agreed upon delivery timelines and platform user interfaces. Mr. Youngren is a majority shareholder of GIWS.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        LEGACY TECHNOLOGY HOLDINGS, INC.



                        By:/s/ Redgie Green
                           --------------------------------------------------
                        Redgie Green, Chief Executive Officer

                        Date: December 19, 2014